Form of Indemnification Agreement between Cliffs Natural Resources Inc. (formerly Cleveland-Cliffs Inc) and Directors (filed as Exhibit 10(f) to Form 10-K of Cliffs Natural Resources Inc. on February 2, 2001 and incorporated by reference)